UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2020

Quantum Corporation
(Exact name of registrant as specified in its charter)

Delaware		001-13449	94-2665054
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

224 Airport Parkway	Suite 550
San Jose	CA		95110
(Address of Principal Executive Offices)			(Zip Code)

(408)	944-4000
Registrant's telephone number, including area code

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	QMCO	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter submitted to a vote at the Annual Meeting of the stockholders of Quantum Corporation (the “Company”) held on August 18, 2020, as well as the number of votes with respect to each matter. For more information about these proposals, please refer to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on July 2, 2020.

Proposal 1 - Election of Directors. Proposal to elect five directors to serve until the 2021 annual meeting or until their successors are duly elected and qualified, or until their earlier death, resignation or removal:

	For	Against	Abstain	Broker Non-Votes
John A. Fichthorn	18,110,780	453,129	29,721	15,403,507
Rebecca J. Jacoby	18,391,552	191,943	10,135	15,403,507
James J. Lerner	18,436,254	149,997	7,379	15,403,507
Raghavendra Rau	18,382,863	202,463	8,304	15,403,507
Marc E. Rothman	18,302,965	278,799	11,866	15,403,507

Proposal 2 Ratification of the Independent Registered Public Accounting Firm. Proposal to ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021:

For	Against	Abstain
33,691,536	149,451	156,150

Proposal 3 Advisory Vote on Named Executive Officer Compensation. Proposal to adopt the below resolution to approve, on an advisory basis, the compensation of the named executive officers of the Company:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation table and the supporting tabular and narrative disclosure on executive compensation.”

For	Against	Abstain	Broker Non-Votes
17,599,585	404,137	589,908	15,403,507

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quantum Corporation
(Registrant)

August 20, 2020	/s/ J. Michael Dodson
(Date)	J. Michael Dodson
Chief Financial Officer